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                                                                      EXHIBIT 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of The Majestic Star Casino, LLC and The Majestic Star Casino Capital Corp. (collectively, the "Registrant") for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Don H. Barden, President and Chief Executive Officer of the Registrant, and Jon S. Bennett, Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 31, 2005

/s/ Don H. Barden
-----------------
Don H. Barden
President and Chief Executive Officer
The Majestic Star Casino, LLC and
The Majestic Star Casino Capital Corp.

/s/ Jon S. Bennett
-------------------
Jon S. Bennett
Vice President and Chief Financial Officer
The Majestic Star Casino, LLC and
The Majestic Star Casino Capital Corp.